UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

OSR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 14, 2025 (the “Closing Date”), OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.) (the “Company”) completed its previously announced business combination (the “Business Combination”) with OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (“OSR”), pursuant to the Amended and Restated Business Combination Agreement, dated as of May 23, 2024, as amended on December 20, 2024 (the “Business Combination Agreement”), by and among the Company, OSR, each stockholder of OSR that executed a Participating Joinder thereto (each such person, a “Participating Stockholder”), and each stockholder of OSR that executed a Non-Participating Joinder thereto (each such person, a “Non-Participating Stockholder”, and together with the Participating Stockholders, the “OSR Stockholders”).

On the Closing Date, the Company issued to the Participating Stockholders an aggregate of 16,282,047 shares of Company common stock, par value $0.0001 per share (“Company Common Stock”), and the Participating Stockholders transferred their respective shares of OSR’s Series A common stock, with a par value of KRW 5,000 per share (“OSR Common Stock”), to the Company (the “Share Exchange”). Following the consummation of the Business Combination and the Share Exchange (the “Closing”), the Company now owns approximately 67% of the outstanding OSR Common Stock, and OSR Stockholders holding an additional 22% of the outstanding OSR Common Stock will continue to hold their shares of OSR Common Stock subject to the terms of the Non-Participating Joinders which contain put and call rights whereby the Non-Participating Stockholders shall have the right to cause the Company to purchase (the “Put Right”) and the Company shall have the right to cause the Non-Participating Stockholders to sell to the Company or its designee (the “Call Right”) all of the shares of OSR Common Stock owned and held of record by such Non-Participating Stockholder. These rights become exercisable on or after the earlier of (i) January 1, 2026, or (ii) the date that the Non-Participating Stockholder is notified by the Company of a transaction that will result in a change in control (as defined in the Non-Participating Joinder) of the Company (the “Trigger Date”). The Put Right and Call Right terminate and expire 120 days after the Trigger Date. The exchange ratio is fixed under the put/call rights at the same exchange ratio set forth in the Business Combination Agreement, and there is no option for cash settlement. Holders of approximately 11% of the outstanding OSR Common Stock did not sign a Joinder and will continue to hold their shares of OSR Common Stock, and such shares will not be subject to any contractual put or call rights, or other conversion rights, with or into Company Common Stock.

As of the Closing Date, Kuk Hyoun Hwang beneficially held approximately 67.8% of the outstanding shares of the Company Common Stock.

Unless the context otherwise requires, “we,” “us,” “our,” “New OSR Holdings” and the “Company” refer to OSR Holdings, Inc., a Delaware corporation (f/k/a Bellevue Life Sciences Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to “BLAC” refer to Bellevue Life Sciences Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated herein by reference, shall have the meaning given to such terms in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed by BLAC with the Securities and Exchange Commission on January 31, 2025 in the section entitled “Frequently Used Terms” beginning on page 2 thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Participating Joinders

Prior to the Closing Date, the Company entered into participating joinders (the “Participating Joinders”) with the Participating Stockholders, pursuant to which the Company issued an aggregate of 16,282,047 shares of Company Common Stock to the Participating Stockholders in exchange for an aggregate of 1,256,085 shares of OSR Common Stock, or approximately 67% of the outstanding shares of OSR Common Stock. Pursuant to the Participating Joinders, the Participating Stockholders became party to the Business Combination Agreement with all attendant rights, duties and obligations (including in respect of all of the representations, warranties, covenants, agreements and conditions of the Business Combination Agreement), with the same force and effect as if originally named as a “Participating Company Stockholder” in the Business Combination Agreement.

The Participating Joinders contain customary representations, warranties and covenants, and include a general release of all claims against the Company, OSR and each of its and their respective affiliates, successors, assigns, officers, directors, employees, agents, administrators and trustees.

The foregoing summary is subject to and qualified in its entirety by reference to the Form of Participating Joinder, which is filed hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Non-Participating Joinders

Prior to the Closing Date, the Company entered into non-participating joinders (the “Non-Participating Joinders” and, together with the Participating Joinders, the “Joinders”) with the Non-Participating Stockholders, pursuant to which the Non-Participating Stockholders became party to the Business Combination Agreement with all attendant rights, duties and obligations (including in respect of all of the representations, warranties, covenants, agreements and conditions of the Business Combination Agreement), with the same force and effect as if originally named as a “Non-Participating Company Stockholder” in the Business Combination Agreement.

The Non-Participating Joinders contain put and call rights for the Non-Participating Stockholders and the Company, respectively, whereby the Non-Participating Stockholders shall have the Put Right and the Company shall have the Call Right.

The Put Right and Call Right will be exercisable on or after the Trigger Date. The Put Right and Call Right terminate and expire 120 days after the Trigger Date.

The Non-Participating Joinders contain customary representations, warranties and covenants, and include a general release of all claims against the Company, OSR and each of its and their respective affiliates, successors, assigns, officers, directors, employees, agents, administrators and trustees.

The foregoing summary is subject to and qualified in its entirety by reference to the Form of Non-Participating Joinder, which is filed hereto as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Lock-Up Agreements

On the Closing Date, the Company entered into Lock-up Agreements (the “Lock-Up Agreements”) with Bellevue Capital Management LLC (“BCM”), BCM Europe AG (“BCME”), Sung Jae Yu, and Sung Hoon Chung (together, the “Holders”), pursuant to which the Holders are contractually restricted from selling or transferring between 70%-100% of their shares of Company Common Stock received in the Share Exchange (the “Lock-Up Shares”). Such restrictions became applicable commencing from the Closing Date and end (i) with respect to BCM and BCME, on the 36-month anniversary of the Closing Date; and (ii) with respect to Sung Jae Yu and Sung Hoon Chung, on January 1, 2026.

The foregoing summary is subject to and qualified in its entirety by reference to the Form of Lock-Up Agreement, which is filed hereto as Exhibit 10.3 and the terms of which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “continues,” “could,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “predicts,” “plans,” “may,” “might,” “possible,” “potential,” “would,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Business Combination and the benefits of the Business Combination, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of the Company may be materially different from those expressed or implied by these forward-looking statements. The following important factors, in addition to those discussed under the heading “Risk Factors” in the Proxy Statement/Prospectus, could affect the future results of the Company and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements:

●	the ability to achieve or sustain profitability;

●	changes in applicable laws or regulations;

●	failure to realize the anticipated benefits of the Business Combination;

●	the ability to maintain the listing of the shares of the Company Common Stock and warrants of the Company on the Nasdaq Stock Market LLC (“Nasdaq”);

●	risks related to the loss of one or more key employees or failure to attract and retain highly skilled employees;

●	the Company’s strategy, future operations, financial position, revenues, projected costs, projects and plans;

●	the Company’s ability to successfully and efficiently integrate future expansion plans and opportunities;

●	the Company’s ability to grow its business in a cost-effective manner;

●	the implementation, market acceptance and success of the Company’s business model;

●	developments and projections relating to the Company’s competition and industry;

●	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	the outcome of any known and unknown litigation and regulatory proceedings; and

●	other risks and uncertainties described in the Proxy Statement/Prospectus, including those under the section entitled “Risk Factors.”

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Business of OSR Holdings and Certain Information About OSR Holdings” beginning on page 239 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 50 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business is also included on pages 41-43 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

OSR’s Management’s Discussion and Analysis of Financial Condition and Results of Operations is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

BLAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations is included in the Proxy Statement/Prospectus beginning on page 312 thereof and are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure in the section titled “OSR’s Management’s Discussion and Analysis of Financial Condition and Results of Operation – Impacts of COVID-19 and Market Conditions on Our Business” on pages 290-91 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Other Financial Information

The audited financial statements of OSR as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited financial statements of OSR as of and for the nine months ended September 30, 2024 and 2023 and the related notes thereto are set forth in Exhibit 99.3 hereto and are incorporated herein by reference.

The audited financial statements of BLAC as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are included in the Proxy Statement/Prospectus beginning on page F-27 thereof and are incorporated herein by reference.

The unaudited financial statements of BLAC as of and for the nine months ended September 30, 2024 and 2023 and the related notes thereto are included in the Proxy Statement/Prospectus beginning on page F-2 thereof and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2024, and for the nine months ended September 30, 2024 and the year ended December 31, 2023 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section entitled “Business of OSR Holdings and Certain Information About OSR Holdings” beginning on page 239 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth information known to us regarding the beneficial ownership of the Company’s Common Stock following the consummation of the Business Combination by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock;

●	each of our current named executive officers and directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of the Company’s Common Stock is based on 19,276,978 shares of the Company’s Common Stock issued and outstanding immediately following consummation of the Business Combination.

Beneficial Ownership Table

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Ownership
Officer and Directors After the Transactions
Kuk Hyoun Hwang(2)	13,069,104	67.8%
Jun Chul Whang(3)	—	*
Gihyoun Bang	—	*
Sang Hoon Kim	—	*
Alcide Barberis	—	*
Joong Myung Cho	—	*
Hyuk Joo Jee	—	*
Sang Hyun Kim	—	*
Phil Geon Lee	—	*
Seng Chin Mah	—	*
Jin Whan Park(4)	20,000	*
All such executive officers and directors as a group (11 individuals)	13,089,104	67.9%
Greater than 5% Stockholders**
Bellevue Global Life Sciences Investors LLC(5)	1,332,500	6.9%
BCM Europe AG(6)	8,612,634	44.7%
Bellevue Capital Management LLC(7)	3,123,970	16.2%
Duksung Co., Ltd. (8)	1,420,215	7.4%

*	Less than one percent.
(1)	Unless otherwise noted, the address of each beneficial owner is c/o OSR Holdings, Inc., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.
(2)	Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s common stock to Chardan Capital Markets, LLC (“Chardan”), (iii) 430,000 placement shares held of record by Bellevue Global Life Sciences Investors LLC (“BGLSI”), (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of BLAC at the time of its initial public offering, and (v) the transfer of 310,000 private placement units held by BGLSI and 370,000 founder shares held by BGLSI to BCM Europe AG (“BCME”). BGLSI’s ownership an additional 12,000 shares underlying the private placement rights that convert at the closing of the Business Combination and the shares of the Company’s Common Stock held by BCME and Bellevue Capital Management LLC (“BCM”) upon the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.
(3)	Interest does not include shares of the Company’s Common Stock held by BGLSI. Mr. Whang is a minority owner of BCM but has no voting or dispositive power over the shares of the Company’s Common Stock held by BGLSI.
(4)	BGLSI transferred 20,000 shares of the Company’s common stock to Mr. Park.
(5)	Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s Common Stock to Chardan, (iii) 430,000 placement shares held of record by BGLSI, (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of BLAC at the time of its initial public offering, and (v) the transfer of 310,000 private placement units identical held by BGLSI and 370,000 founder shares held by BGLSI to BCME. BGLSI’s ownership post-closing includes an additional 12,000 shares underlying the private placement rights that convert at the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(6)	Interest consists of the 370,000 founder shares and 310,000 private placement units (including the exercise of 310,000 private placement warrants into 310,000 shares of the Company’s Common Stock, the conversion of 310,000 private placement rights into 31,000 shares of the Company’s Common Stock, and the exercise of 60,000 private placement warrants that were also transferred to BCME by BGLSI pursuant to the promissory note into 60,000 shares of the Company’s Common Stock) and 581,031 shares of OSR Common Stock held by BCME prior to the closing of the Business Combination. The 581,031 shares of OSR Common Stock were exchanged for 7,531,634 shares of the Company’s Common Stock upon the consummation of the Business Combination. BCME is a wholly-owned subsidiary of BCM. The business address of BCME is Gotthardstrasse 26 6300 Zug Switzerland.
(7)	Interest consists of 241,000 shares of OSR Common Stock held by BCM prior to the closing of the Business Combination. The 241,000 shares of OSR Common Stock were exchanged for 3,123,970 shares of the Company’s Common Stock upon the consummation of the Business Combination. Mr. Hwang has voting and dispositive over such shares.
(8)	Interest consists of (i) 63,912 shares of OSR Common Stock held by Duksung Co., Ltd. (“Duksung”) prior to the closing of the Business Combination and (ii) 45,651 shares of OSR Common Stock held by Duksung P&T Co., Ltd., an affiliate of Duksung, prior to the closing of the Business Combination. The 109,563 shares of OSR Common Stock are being exchanged for 1,420,215 shares of the Company’s Common Stock upon the consummation of the Business Combination. The business address of Duksung is 25 Sinwonro Yeongtonggu Suwonsi Gyeonggido, Republic of Korea.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management Following the Business Combination” beginning on page 322 thereof and that information is incorporated herein by reference.

The information set forth in Item 5.02 to this Report is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of OSR before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of OSR Holdings” beginning on page 285 thereof and that information is incorporated herein by reference.

The information set forth in Item 5.02 to this Report is incorporated herein by reference.

At the special meeting of BLAC stockholders held on February 13, 2025 (the “Special Meeting”), BLAC’s stockholders approved the Company’s 2025 Omnibus Incentive Plan (“Incentive Plan”). A description of the material terms of the Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 4 – The Incentive Plan Proposal,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of a compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our compensation committee.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of OSR are described in the Proxy Statement/Prospectus in the section entitled “Certain OSR Holdings Relationships and Related Person Transactions” beginning on page 302 thereof and is incorporated herein by reference.

Director Independence

Information regarding director independence is described in the Proxy Statement/Prospectus in the section titled “Management Following the Business Combination — Director Independence” beginning on page 324 thereof and is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Business of OSR Holdings and Certain Information About OSR Holdings — Legal Proceedings” beginning on page 282 thereof and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On February 18, 2025, the Company’s Common Stock and warrants commenced trading on Nasdaq under the symbols “OSRH” and “OSRHW,” respectively. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of the Company to declare dividends may be limited by the terms of financing or other agreements, and other agreements entered into by the Company or its subsidiaries from time to time.

Information regarding BLAC units, common stock, rights and warrants and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 343 thereof, and such information is incorporated herein by reference.

Holders of Record

As of the Closing, the Company had 19,276,978 shares of Common Stock issued and outstanding held of record by 62 holders, no shares of preferred stock outstanding and 7,330,000 warrants outstanding held of record by 5 holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

The information contained in the section titled “Incentive Plan” in Item 5.02 to this Current Report on Form 8-K is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of Securities” beginning on page 328 thereof and that information is incorporated herein by reference. As described below, the Company’s Amended and Restated Certificate of Incorporation was approved by BLAC’s stockholders at the Special Meeting and became effective upon filing with the Secretary of the State of Delaware on February 13, 2025.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus in the section entitled “Management Following the Business Combination — Limitation of Liability and Indemnification of Directors and Officers” beginning on page 327 thereof and that information is incorporated herein by reference.

The information contained in the section titled “Indemnification Agreements” in Item 5.02 to this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 5.01. Changes in Control of the Registrant

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth above in “Management Following the Business Combination,” “Certain OSR Holdings Relationships and Related Person Transactions,” “Certain BLAC Relationships and Related Person Transactions” and “Indemnification of Directors and Executive Officers” in Item 2.01 to this Report is incorporated herein by reference. Further, in connection with the Business Combination, effective as of the Closing, David J. Yoo resigned from his position as BLAC’s Chief Financial Officer. Additionally, effective as of the Closing of the Business Combination, Kuk Hyoun Hwang is the President and Chief Executive Officer of the Company, Jun Chul Whang is Chief Legal Officer and Secretary, Gihyoun Bang is Chief Financial Officer and Sang Hoon Kim is Head of Corporate Venture Capital.

Incentive Plan

As previously disclosed, at the Special Meeting, BLAC’s stockholders approved the Company’s Incentive Plan. A description of the material terms of the Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 4 – The Incentive Plan Proposal,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached as Exhibit 10.5 to this Report.

Indemnification Agreements

On February 14, 2025, in connection with the Closing, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for the indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors, to the maximum extent permitted by applicable law. The foregoing summary is subject to and qualified in its entirety by reference to the Form of Indemnification Agreement, which is filed hereto as Exhibit 10.4 and the terms of which are incorporated by reference herein to this Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2025, the Company amended and restated its bylaws (as amended, the “A&R Bylaws”).

A copy of the A&R Bylaws is attached as Exhibit 3.2 to this Report and is incorporated herein by reference.

The material terms of the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2 — The Charter Proposal,” “Proposal No. 3A – 3F — The Advisory Governance Proposals,” “Description of Securities,” and “Comparison of Corporate Governance and Stockholders’ Rights” beginning on pages 222, 223, 328 and 336 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06. Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 221 thereof, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

a) Financial statements.

The audited financial statements of OSR as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited financial statements of OSR as of and for the nine months ended September 30, 2024 and 2023 and the related notes thereto are set forth in Exhibit 99.3 hereto and are incorporated herein by reference.

The audited financial statements of BLAC as of and for the years ended December 31, 2023 and 2022 and the related notes thereto are included in the Proxy Statement/Prospectus beginning on page F-27 thereof and are incorporated herein by reference.

The unaudited financial statements of BLAC as of and for the nine months ended September 30, 2024 and 2023 and the related notes thereto are included in the Proxy Statement/Prospectus beginning on page F-2 thereof and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2024, and for the nine months ended September 30, 2024 and the year ended December 31, 2023 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(c) Management’s Discussion and Analysis of Financial Condition and Results of Operations

Managements’ discussion and analysis of the financial condition and results of operations prior to the Business Combination is included in (a) OSR Holding’s Management’s Discussion and Analysis of Financial Condition and Results of Operations included as Exhibit 99.1 hereto and is incorporated herein by reference and (b) BLAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Proxy Statement/Prospectus beginning on page 312 thereof and is incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1#	Amended and Restated Business Combination Agreement, dated as of May 23, 2024, between Bellevue Life Sciences Acquisition Corp. and OSR Holdings Co., Ltd. (incorporated by reference to Exhibit 2.1 to BLAC’s Current Report on Form 8-K (File No. 001-41390) filed with the SEC on May 30, 2024).
2.2	First Amendment to the Amended and Restated Business Combination Agreement, dated as of December 20, 2024, between Bellevue Life Sciences Acquisition Corp. and OSR Holdings Co., Ltd. (incorporated by reference to Exhibit 2.1 to BLAC’s Current Report on Form 8-K (File No. 001-41390) filed with the SEC on December 23, 2024).
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-41390) filed with the SEC on February 13, 2025).
3.2	Amended and Restated Bylaws of OSR Holdings, Inc.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to BLAC’s Form S-1 (File No. 333-264597) filed with the SEC on April 29, 2022)
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 2 to BLAC’s Form S-1 (File No. 333-264597) filed with the SEC on May 13, 2022)
4.3	Warrant Agreement, dated February 9, 2023, between Continental Stock Transfer & Trust Company and BLAC (incorporated by reference to Exhibit 4.1 to BLAC’s Current Report on Form 8-K (File No. 001-41390) filed with the SEC on February 15, 2023)
10.1	Form of Participating Joinder
10.2	Form of Non-Participating Joinder
10.3	Form of Lock-Up Agreement
10.4	Form of Indemnification Agreement
10.5+	2025 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.27 to BLAC’s Registration Statement on Form S-4 (File No. 333-280590) filed with the SEC on January 29, 2025).
21.1	Subsidiaries
23.1	Consent of RSM Shinhan Accounting Corporation
99.1	OSR Holdings Co., Ltd.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended September 30, 2023 and 2024, the nine months ended September 30, 2023 and 2024, and the years ended December 31, 2023 and 2022.
99.2	Audited consolidated financial statements of OSR Holdings Co., Ltd. as of and for the fiscal years ended December 31, 2023 and 2022, including the related notes thereto.
99.3	Unaudited consolidated financial statements of OSR Holdings Co., Ltd. as of and for the nine months ended September 30, 2024 and 2023, including the related notes thereto.
99.4	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2024, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2023 and the nine months ended September 30, 2024, including the related notes thereto.
99.5	Corporate Governance and Nomination Charter.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished to the SEC upon request.
+	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2025

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer